EXHIBIT 10.5

EXECUTION VERSION

$325,000,000

GENTIVA HEALTH SERVICES, INC.

11.5% SENIOR NOTES DUE 2018

PURCHASE AGREEMENT

August 12, 2010

BARCLAYS CAPITAL INC.

BANC OF AMERICA SECURITIES LLC,

As Representatives of the several

    Initial Purchasers named in Schedule I attached hereto,

c/o Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

Gentiva Health Services, Inc., a Delaware corporation (the “Company”), proposes, upon the terms and conditions set forth in this agreement (this “Agreement”), to issue and sell to you (the “Representatives”) and the other initial purchasers named in Schedule I hereto (collectively, the “Initial Purchasers”), $325,000,000 in aggregate principal amount of its 11.5% senior notes due 2018 (the “Notes”). The Notes (i) will have terms and provisions that are summarized in the Offering Memorandum (as defined below), and (ii) are to be issued pursuant to an Indenture (the “Indenture”) to be entered into among the Company, the Guarantors (as defined below) and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). The Company’s obligations under the Notes, including the due and punctual payment of interest on the Notes, will be irrevocably and unconditionally guaranteed (the “Guarantees”) by the guarantors listed in Schedule II-A hereto and any Additional Guarantors (as defined below) who become party to this Agreement pursuant to a Purchase Agreement Joinder Agreement (as defined below) (collectively, the “Guarantors”). As used herein, the term “Notes” shall include the Guarantees, unless the context otherwise requires. This Agreement is to confirm the agreement concerning the purchase of the Notes from the Company by the Initial Purchasers.

The Notes are being issued in connection with the acquisition (the “Acquisition”) by the Company of Odyssey HealthCare, Inc., a Delaware corporation (“Odyssey”), pursuant to an Agreement and Plan of Merger dated as of May 23, 2010 (as amended, the “Merger Agreement”), by and among the Company, GTO Acquisition Corp., a Delaware corporation, and Odyssey. Upon consummation of the Acquisition, Odyssey will be a wholly-owned subsidiary of the Company. The Company expects to finance the Acquisition with (i) approximately $800.0 million of borrowings under a $925.0 million credit facility to be entered into with a syndicate of financial institutions (the “New Credit Facility” and, together with any other documents, agreements or instruments delivered in connection therewith, the “New Credit Facility Documentation”),

(ii) cash proceeds from the issuance of the Notes and (iii) approximately $262.0 million of cash ((i), (ii) and (iii) collectively referred to herein as the “Financing Transactions”).

The Merger Agreement and the New Credit Facility Documentation are referred to in this Agreement as the “Transaction Agreements”.

Substantially concurrently with the consummation of the Acquisition, Odyssey and each of its subsidiaries set forth on Schedule II-B hereto (collectively, the “Additional Guarantors” and each an “Additional Guarantor”) shall become party to this Agreement pursuant to a joinder agreement (the “Joinder Agreement”) substantially in the form attached as Exhibit A hereto. The representations, warranties and agreements of each Additional Guarantor herein shall become effective upon execution by such Additional Guarantor of the Joinder Agreement (but if specified to be given as of a specified date, shall be given as of such date).

1. Purchase and Resale of the Notes. The Notes will be offered and sold to the Initial Purchasers without registration under the Securities Act of 1933, as amended (the “Securities Act,” which term, as used herein, includes the rules and regulations of the Commission (as defined below) promulgated thereunder), in reliance on an exemption pursuant to Section 4(2) under the Securities Act. The Company and the Guarantors have prepared a preliminary offering memorandum, dated August 4, 2010 (the “Preliminary Offering Memorandum”), a pricing term sheet substantially in the form attached hereto as Schedule III (the “Pricing Term Sheet”) and an offering memorandum, dated August 12, 2010 (the “Offering Memorandum”), in each case setting forth information regarding the Company, the Guarantors, the Notes, the Exchange Notes (as defined herein) and the Guarantees and the Exchange Guarantees (as defined herein). The Preliminary Offering Memorandum, as supplemented and amended as of the Applicable Time (as defined below), together with the Pricing Term Sheet are collectively referred to as the “Pricing Disclosure Package.” The Company and the Guarantors hereby confirm that they have authorized the use of the Pricing Disclosure Package and the Offering Memorandum in connection with the offering and resale of the Notes by the Initial Purchasers. “Applicable Time” means 9:30 a.m. (New York City time) on the date of this Agreement.

You and the other Initial Purchasers have advised the Company that you will offer and resell (the “Exempt Resales”) the Notes purchased by you hereunder on the terms set forth in each of the Pricing Disclosure Package and the Offering Memorandum, as amended or supplemented, solely to (i) persons whom you reasonably believe to be “qualified institutional buyers” as defined in Rule 144A under the Securities Act (“QIBs”), and (ii) outside the United States to certain persons who are not U.S. Persons (as defined in Regulation S under the Securities Act (“Regulation S”)) (such persons, “Non-U.S. Persons”) in offshore transactions in reliance on Regulation S. As used herein, the terms “offshore transaction” and “United States” have the meanings assigned to them in Regulation S. Those persons specified in clauses (i) and (ii) are referred to herein as “Eligible Purchasers.”

Holders (including subsequent transferees) of the Notes will have the registration rights set forth in a registration rights agreement (the “Registration Rights Agreement”) among the Company, the Guarantors and the Initial Purchasers to be dated the Closing Date (as defined herein). Pursuant to the Registration Rights Agreement, the Company and the Guarantors will agree to file with the Securities and Exchange Commission (the “Commission”) under the circumstances set forth therein, a registration statement under the Securities Act relating to the Company’s 11.5% senior notes due 2018 (the “Exchange Notes”) and the Guarantors’ Exchange Guarantees (the “Exchange Guarantees”) to be offered in exchange for the Notes and the Guarantees, respectively. Such portion of the offering is referred to as the “Exchange Offer”.

2. Representations, Warranties and Agreements of the Company and the Guarantors. As of (x) the Applicable Time, the Company and the Guarantors (other than the Additional Guarantors), jointly and severally, represent, warrant and agree (it being understood and agreed that prior to the execution and delivery of the Joinder Agreement all representations and warranties of the Additional Guarantors are made to the best knowledge of the Company and the Guarantors (other than the Additional Guarantors), after due inquiry), and (y) the Closing Date, the Company and each of the Guarantors, jointly and severally, represent, warrant and agree as follows (it being understood and agreed that for purposes of this Section 2, the terms “subsidiary” and “subsidiaries” will include the Additional Guarantors):

(a) When the Notes and Guarantees are issued and delivered pursuant to this Agreement, such Notes and Guarantees will not be of the same class (within the meaning of Rule 144A under the Securities Act) as securities of the Company or the Guarantors that are listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or that are quoted on a United States automated inter-dealer quotation system.

(b) Assuming the accuracy of your (and the other Initial Purchasers’) representations and warranties in Section 3(b), the purchase and resale of the Notes pursuant hereto (including pursuant to the Exempt Resales) are exempt from the registration requirements of the Securities Act.

(c) No form of general solicitation or general advertising within the meaning of Regulation D under the Securities Act (including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) was used by the Company, the Guarantors, any of their respective affiliates or any of their respective representatives (other than you and the other Initial Purchasers, as to whom the Company and the Guarantors make no representation) in connection with the offer and sale of the Notes.

(d) No directed selling efforts within the meaning of Rule 902 under the Securities Act were used by the Company, the Guarantors or any of their respective representatives (other than you and the other Initial Purchasers, as to whom the Company and the Guarantors make no representation) with respect to Notes sold outside the United States to Non-U.S. Persons, and the Company, any affiliate of the Company and any person acting on its or their behalf (other than you and the other Initial Purchasers, as to whom the Company and the Guarantors make no representation) has complied with and will implement the “offering restrictions” required by Rule 902 under the Securities Act.

(e) Each of the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum, each as of its respective date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act.

(f) Neither the Company, any Guarantor nor any other person acting on behalf of the Company or any Guarantor has sold or issued any securities that would be integrated with the offering of the Notes contemplated by this Agreement pursuant to the Securities Act.

(g) The Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum have been prepared by the Company and the Guarantors for use by the Initial Purchasers in connection with the Exempt Resales. No order or decree preventing the use of the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act has been issued, and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company or any of the Guarantors is contemplated.

(h) The Offering Memorandum will not, as of its date or as of the Closing Date, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Offering Memorandum in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Initial Purchaser specifically for inclusion therein, which information is specified in Section 8(e).

(i) The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Initial Purchaser specifically for inclusion therein, which information is specified in Section 8(e).

(j) The Company has not made any offer to sell or solicitation of an offer to buy the Notes that would constitute a “free writing prospectus” (if the offering of the Notes was made pursuant to a registered offering under the Securities Act), as defined in Rule 405 under the Securities Act (a “Free Writing Offering Document”) without the prior consent of the Representatives.

(k) Each of the Company, the Guarantors and their respective subsidiaries has been duly organized, is validly existing and in good standing as a corporation or other business entity under the laws of its jurisdiction of organization and is duly qualified to do business and in good standing as a foreign corporation or other business entity in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, except where the failure to be so qualified or in good standing could not, in the aggregate, reasonably be expected to have a material adverse change in, or a material adverse effect upon, the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”). Each of the Company and the Guarantors has all power and authority necessary to own or hold its material properties and to conduct the businesses in which it is engaged.

(l) The Company has an authorized capitalization as set forth in each of the Pricing Disclosure Package and the Offering Memorandum, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable. All of the issued shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except for such liens, encumbrances, equities or claims as could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(m) The Company and each Guarantor has all requisite corporate power, partnership or limited liability company power and authority, as applicable, to execute, deliver and perform its obligations under the Indenture. The Indenture has been duly and validly authorized by the Company and the Guarantors, and upon its execution and delivery and, assuming due authorization, execution and delivery by the Trustee, will constitute the valid and binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). No qualification of the Indenture under the Trust Indenture Act of 1939 (the “Trust Indenture Act”) is required in connection with the offer and sale of the Notes contemplated hereby or in connection with the Exempt Resales. The Indenture will conform in all material respects to the description thereof in each of the Pricing Disclosure Package and the Offering Memorandum.

(n) The Company has all requisite corporate power and authority to execute, issue, sell and perform its obligations under the Notes. The Notes have been duly authorized by the Company and, when duly executed by the Company in accordance with the terms of the Indenture, assuming due authentication of the Notes by the Trustee, upon delivery to the Initial Purchasers against payment therefor in accordance with the terms hereof, will be validly issued and delivered and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Notes will conform in all material respects to the description thereof in each of the Pricing Disclosure Package and the Offering Memorandum.

(o) The Company has all requisite corporate power and authority to execute, issue and perform its obligations under the Exchange Notes. The Exchange Notes have been duly and validly authorized by the Company and if and when issued and authenticated in accordance with the terms of the Indenture and delivered in accordance with the Exchange Offer provided for in the Registration Rights Agreement, will be validly issued and delivered and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(p) Each Guarantor has all requisite corporate, partnership or limited liability company power and authority, as applicable, to execute, issue and perform its obligations under the Guarantees. The Guarantees have been duly and validly authorized by the Guarantors, and, when the Indenture is duly executed and delivered by the Guarantors in accordance with its terms and upon the due execution, authentication and delivery of the Notes in accordance with the Indenture and the issuance of the Notes in the sale to the Initial Purchasers contemplated by this Agreement, will constitute valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Guarantees will conform in all material respects to the description thereof in each of the Pricing Disclosure Package and the Offering Memorandum.

(q) Each Guarantor has all requisite corporate, partnership or limited liability company power and authority, as applicable, to execute, issue and perform its obligations under the Exchange Guarantees. The Exchange Guarantees have been duly and validly authorized by the Guarantors, and, if and when executed and delivered by the Guarantors in accordance with the terms of the Indenture and upon the due execution and authentication of the Exchange Notes in accordance with the Indenture and the issuance and delivery of the Exchange Notes in the Exchange Offer contemplated by the Registration Rights Agreement, will be validly issued and delivered and will constitute valid and binding obligations of the Guarantors entitled to the benefits of the Indenture, enforceable against the Guarantors in accordance with their terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(r) The Company and each Guarantor has all requisite corporate, partnership or limited liability company power and authority, as applicable, to execute, deliver and perform its obligations under the Registration Rights Agreement. The Registration Rights Agreement has been duly authorized by the Company and each Guarantor and, when executed and delivered by the Company and each Guarantor in accordance with the terms hereof and thereof, will be validly executed and delivered and (assuming the due authorization, execution and delivery thereof by you and the other Initial Purchasers) will be the legally valid and binding obligation of the Company and each Guarantor in accordance with the terms thereof, enforceable against the Company and each Guarantor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditor’s rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and, as to rights of indemnification and contribution, by principles of public policy. Notwithstanding anything to the contrary contained herein, neither the Company nor any Guarantor makes any representation with respect to the enforceability of obligations contained in the Registration Rights Agreement to indemnify any person. The Registration Rights Agreement will conform in all material respects to the description thereof in each of the Pricing Disclosure Package and the Offering Memorandum.

(s) The Company and its subsidiaries, as applicable, have all requisite corporate, partnership or limited liability company power and authority, as applicable, to consummate the Acquisition and to enter into and perform their respective obligations under the Transaction Agreements (to the extent a party thereto).

(t) Each of the Transaction Agreements has been duly and validly authorized, executed and delivered by the Company and its subsidiaries (to the extent a party thereto) and, assuming due authorization, execution and delivery by the other parties thereto, constitutes the valid and binding agreement of the Company and its subsidiaries (to the extent a party thereto) enforceable against the Company and its subsidiaries (to the extent a party thereto) in accordance with its terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law).

(u) Each Additional Guarantor has all requisite corporate, partnership or limited liability company power and authority, as applicable, to execute, issue and perform its obligations under the Joinder Agreement. The Joinder Agreement has been duly and validly authorized by each Additional Guarantor and if and when executed and delivered by each Additional Guarantor in accordance with its terms, will constitute a valid and binding obligation of each Additional Guarantor, enforceable against each Additional Guarantor in accordance with its terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(v) The Company and each Guarantor has all requisite corporate, partnership or limited liability company power, as applicable, to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Company and each of the Guarantors.

(w) The issue and sale of the Notes and the Guarantees, the execution, delivery and performance by the Company and the Guarantors of the Notes, the Guarantees, the Exchange Notes, the Exchange Guarantees, the Indenture, the Registration Rights Agreement, the Joinder Agreement, this Agreement and the Transaction Agreements, the application of the proceeds from the sale of the Notes as described under “Use of Proceeds” in each of the Pricing Disclosure Package and the Offering Memorandum and the consummation of the transactions contemplated hereby and thereby, will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of the Company, the Guarantors or their respective subsidiaries (except such liens, charges and encumbrances imposed pursuant to the New Credit Facility Documentation and the other instruments and documents related thereto), or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license, lease or other agreement or instrument to which the Company, the Guarantors or any of their respective subsidiaries is a party or by which the Company, the Guarantors or any of their respective subsidiaries is bound or to which any of the property or assets of the Company, the Guarantors or any of their respective subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws (or similar organizational documents) of the Company, the Guarantors or any of their respective subsidiaries, or (iii) result in any violation of any statute or any judgment, order, decree, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, the Guarantors or any of their respective subsidiaries or any of their properties or assets, except, with respect to clauses (i) and (iii), conflicts, defaults, breaches, liens, charges or encumbrances, or violations that would not reasonably be expected to have a Material Adverse Effect.

(x) No consent, approval, authorization or order of, or filing, registration or qualification with any court or governmental agency or body having jurisdiction over the Company, the Guarantors or any of their respective subsidiaries or any of their properties or assets is required for the issue and sale of the Notes and the Guarantees, the execution, delivery and performance by the Company and the Guarantors of the Notes, the Guarantees, the Exchange Notes, the Exchange Guarantees, the Indenture, the Registration Rights Agreement, the Joinder Agreement, this Agreement and the Transaction Agreements, the application of the proceeds from the sale of the Notes as described under “Use of Proceeds” in each of the Pricing Disclosure Package and the Offering Memorandum and the consummation of the transactions contemplated hereby and thereby, except for (i) the filing of a registration statement by the Company with the Commission pursuant to the Securities Act as required by the Registration Rights Agreement, (ii) such consents, approvals, authorizations, orders, filings, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Initial Purchasers and (iii) as shall have been obtained or made prior to the Closing Date each of which has been obtained and is in full force and effect.

(y) The historical financial statements (including the related notes and supporting schedules) included in the Pricing Disclosure Package and the Offering Memorandum present fairly in all material respects the financial condition, results of operations and cash flows of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis throughout the periods involved, except as otherwise stated therein.

(z) The pro forma financial statements included in the Pricing Disclosure Package and the Offering Memorandum include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial statements included in the Pricing Disclosure Package. The pro forma financial statements included in the Pricing Disclosure Package have been prepared in accordance with the Commission’s rules and guidance with respect to pro forma financial information. The pro forma financial statements set forth in the Pricing Disclosure Package and the Offering Memorandum have been prepared on the basis consistent with such historical financial statements, except for the pro forma adjustments specified therein, include all material adjustments to the historical financial data required by Rule 11-02 of Regulation S-X to reflect the Financing Transactions and the Acquisition, and give effect to assumptions made on a reasonable basis and in good faith present fairly in all material respects the historical and proposed transactions contemplated by the Pricing Disclosure Package and the Offering Memorandum. The other financial information and data included in the Offering Memorandum, historical and pro forma, are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

(aa) PricewaterhouseCoopers LLP, who has certified certain financial statements of the Company, whose report appears in the Pricing Disclosure Package and the Offering Memorandum and who has delivered an initial letter referred to in Section 7(d) hereof, is an independent registered public accounting firm as required by the Securities Act and the rules and regulations thereunder. Ernst & Young LLP, who has certified certain financial statements of the Additional Guarantors, whose report appears in the Pricing Disclosure Package and the Offering Memorandum and who has delivered an initial letter referred to in Section 7(d) hereof, is an independent registered public accounting firm with respect to the Additional Guarantors as required by the Securities Act and the rules and regulations thereunder during the periods covered by the financial statements on which they reported contained in the Pricing Disclosure Package and the Offering Memorandum.

(bb) The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and that has been designed by, or under the supervision of, the Company’s principal executive and principal financial officers, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles in the United States. The Company maintains internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of the Company’s financial statements in conformity with accounting principles generally accepted in the United States and to maintain accountability for its assets, (iii) access to the Company’s assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for the Company’s assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. As of the date of the most recent balance sheet of the Company and its consolidated subsidiaries reviewed or audited by PricewaterhouseCoopers LLP and the audit committee of the board of directors of the Company, there were no material weaknesses in the Company’s internal controls.

(cc) (i) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Company in the reports it files or furnishes under the Exchange Act is accumulated and communicated to management of the Company to allow timely decisions regarding required disclosure to be made; and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

(dd) Since the date of the most recent balance sheet of the Company and its consolidated subsidiaries reviewed or audited by PricewaterhouseCoopers LLP and the audit committee of the board of directors of the Company, (i) the Company has not been advised of or become aware of (A) any significant deficiencies in the design or operation of internal controls, that could adversely affect the ability of the Company or any of its subsidiaries to record, process, summarize and report financial data, or any material weaknesses in internal controls, and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and each of its subsidiaries; and (ii) there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(ee) There is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply in any material respect with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.

(ff) Since the date of the latest audited financial statements included in the Pricing Disclosure Package and the Offering Memorandum, (i) neither the Company, the Guarantors nor any of their respective subsidiaries has (A) sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or court or governmental action, order or decree, (B) issued or granted any securities other than equity securities granted under employee benefit plans or other compensation arrangements, (C) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business or are otherwise disclosed in the financial statements included in the Pricing Disclosure Package or the Offering Memorandum, (D) entered into any material transaction not in the ordinary course of business, (E) declared or paid any dividend on its capital stock, and (ii) there has not been any adverse change, or any development involving a prospective adverse change, in or affecting the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries taken as a whole, in each case except as could not, in the aggregate, be expected to have a Material Adverse Effect.

(gg) The Company, the Guarantors and each of their respective subsidiaries has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, which are material to the business of the Company, the Guarantors and each of their subsidiaries, taken as a whole, in each case free and clear of all liens, encumbrances and defects, except such liens, encumbrances and defects as are described in the Pricing Disclosure Package and the Offering Memorandum and such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company, the Guarantors or any of their respective subsidiaries. All assets held under lease by the Company, the Guarantors or any of their respective subsidiaries, which are material to the business of the Company, the Guarantors and each of their subsidiaries, taken as a whole, are held by them under valid, subsisting and enforceable leases, with such exceptions as do not materially interfere with the use made and proposed to be made of such assets by the Company, the Guarantors or any of their respective subsidiaries.

(hh) The Company and each of its subsidiaries have such permits, licenses, patents, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities (“Permits”) as are necessary under applicable law to own their properties and conduct their businesses in the manner described in the Pricing Disclosure Package and the Offering Memorandum, except for any of the foregoing that could not, in the aggregate, reasonably be expected to have a Material Adverse Effect or except as described in the Pricing Disclosure Package and the Offering Memorandum. The Company and each of its subsidiaries have fulfilled and performed all of their respective obligations with respect to the Permits, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder or any such Permits, except for any of the foregoing that could not reasonably be expected to have a Material Adverse Effect or except as described in the Pricing Disclosure Package and the Offering Memorandum.

(ii) The Company and each of its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, know-how, software, systems and technology (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any written notice of any material claim of conflict with, any such rights of others.

(jj) Except as disclosed in the Pricing Disclosure Package and the Offering Memorandum, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject that could, in the aggregate, reasonably be expected to have a Material Adverse Effect or could, in the aggregate, reasonably be expected to have a material adverse effect on the performance by the Company and the Guarantors of the performance of this Agreement, the Indenture, the Notes, the Guarantees or the consummation of any of the transactions contemplated hereby. Except as disclosed in the Pricing Disclosure Package and the Offering Memorandum, to the Company’s and each Guarantors’ knowledge, no such proceedings are threatened or contemplated by governmental authorities or others.

(kk) The statements made in the Pricing Disclosure Package and the Offering Memorandum under the caption “Business – Government Regulations,” insofar as they purport to constitute summaries of the terms of statutes, rules or regulations, legal or governmental proceedings or contracts and other documents, constitute accurate summaries of the terms of such statutes, rules and regulations, legal and governmental proceedings and contracts and other documents in all material respects.

(ll) The Company, the Guarantors and each of their respective subsidiaries carry, or are covered by, insurance from insurers of recognized financial responsibility in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries. All policies of insurance of the Company, the Guarantors and their respective subsidiaries are in full force and effect; the Company, the Guarantors and each of their respective subsidiaries are in compliance with the terms of such policies in all material respects; and neither the Company, the Guarantors nor any of their respective subsidiaries has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance. There are no claims by the Company, the Guarantors or any of their respective subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and neither the Company, the Guarantors nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that could not reasonably be expected to have a Material Adverse Effect.

(mm) No relationship, direct or indirect, that would be required to be described in a registration statement of the Company pursuant to Item 404 of Regulation S-K, exists between or among the Company or any Guarantor and their respective subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the

Company or any Guarantor and their respective subsidiaries, on the other hand, that has not been described in the Pricing Disclosure Package and the Offering Memorandum.

(nn) No labor disturbance by or dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company or any Guarantor, is imminent that could reasonably be expected to have a Material Adverse Effect.

(oo) Neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws (or similar organizational documents), (ii) is in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant, condition or other obligation contained in any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, or (iii) is in violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its property or assets or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (ii) and (iii), to the extent any such conflict, breach, violation or default could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(pp) Except as described in the Pricing Disclosure Package and the Offering Memorandum, (i) there are no proceedings that are pending, or known to be contemplated, against the Company or any of its subsidiaries under any laws, regulations, ordinances, rules, orders, judgments, decrees, permits or other legal requirements of any governmental authority, including without limitation any international, foreign, national, state, provincial, regional, or local authority, relating to pollution, the protection of human health or safety, the environment, or natural resources, or to use, handling, storage, manufacturing, transportation, treatment, discharge, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”) in which a governmental authority is also a party, other than such proceedings regarding which it is reasonably believed no uninsured monetary sanctions of $100,000 or more will be imposed, (ii) the Company, the Guarantors and their respective subsidiaries are not aware of any noncompliance with Environmental Laws, including any pending or proposed Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a Material Adverse Effect, and (iii) none of the Company, the Guarantors and their respective subsidiaries anticipates material capital expenditures relating to Environmental Laws.

(qq) The Company, the Guarantors and each of their respective subsidiaries have filed all material federal, state, local and foreign tax returns required to be filed through the date hereof, subject to permitted extensions, and have paid all taxes due, and no tax deficiency has been determined adversely to the Company, the Guarantors or any of their respective subsidiaries, nor does the Company or any Guarantor have any knowledge of any tax deficiencies that have been, or could reasonably be expected to be asserted against the Company, the Guarantors and each of their respective subsidiaries, that could, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(rr) (i) Each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Security Act of 1974, as amended (“ERISA”)) for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each a “Plan”) has been maintained in all material respects in compliance with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) with respect to any Plan, no failure to satisfy the minimum funding standard under Section 412 of the Code and Section 302 of ERISA, whether or not waived, has occurred or is reasonably be expected to occur; (iv) neither the Company or any member of its Controlled Group has incurred, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan,” within the meaning of Section 4001(c)(3) of ERISA); and (v) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(ss) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in the Pricing Disclosure Package, the Offering Memorandum and the New Credit Facility Documentation.

(tt) The statistical and market-related data included in the Pricing Disclosure Package and the Offering Memorandum and the consolidated financial statements of the Company and its subsidiaries included in the Pricing Disclosure Package and the Offering Memorandum are based on or derived from sources that the Company believes to be reliable in all material respects.

(uu) Neither the Company, the Guarantors nor any of their respective subsidiaries is, and after giving effect to the offer and sale of the Notes and the application of the proceeds therefrom as described under “Use of Proceeds” in each of the Pricing Disclosure Package and the Offering Memorandum will be, an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(vv) Immediately after the consummation of the Transactions and the other transactions contemplated by this Agreement, (i) the fair value and present fair saleable value of the assets of the Company and its subsidiaries taken as a whole on a going concern basis will exceed the sum of their stated liabilities and identified contingent liabilities taken as a whole; and (ii) the Company and its subsidiaries on a consolidated basis will not be (a) left with unreasonably small capital with which to carry on their business as it is proposed to be conducted, (b) unable to pay their debts (contingent or otherwise) as they will mature or (c) otherwise insolvent.

(ww) The statements set forth in each of the Pricing Disclosure Package and the Offering Memorandum under the caption “Description of the Notes,” insofar as they purport to constitute a summary of the terms of the Notes and the Guarantees and under the captions “Certain U.S. Federal Income Tax Considerations,” “Certain Relationships and Related Transactions” and “Description of Other Indebtedness,” insofar as they purport to summarize the provisions of the laws and documents referred to therein, are accurate summaries in all material respects.

(xx) There are no contracts, agreements or understandings between the Company, any Guarantor and any person granting such person the right to require the Company or any Guarantor to file a registration statement under the Securities Act with respect to any securities of the Company or any Guarantor (other than the Registration Rights Agreement) owned or to be owned by such person or to require the Company or any Guarantor to include such securities in the securities registered pursuant to the Registration Rights Agreement or in any securities being registered pursuant to any other registration statement filed by the Company or any Guarantor under the Securities Act.

(yy) Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that could give rise to a valid claim against any of them or the Initial Purchasers for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Notes.

(zz) None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Notes), will violate or result in a violation of Regulations T, U and X of the Board of Governors of the Federal Reserve System.

(aaa) Except as disclosed in the Pricing Disclosure Package and the Offering Memorandum, neither the Company nor any of its subsidiaries is in violation of or has received notice of any violation with respect to any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wage and hour laws, nor any state law precluding the denial of credit due to the neighborhood in which a property is situated, which violation in any such case could reasonably be expected to have a Material Adverse Affect.

(bbb) Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company and the Guarantors, any director, officer, agent, employee or other person associated with or acting on behalf of the Company, the Guarantors or any of their respective subsidiaries, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(ccc) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(ddd) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(eee) All of the home health care programs and hospice programs operated by the Company and each of its subsidiaries, and each entity managed by the Company and any of its subsidiaries is qualified for participation in all federal and state healthcare programs in which they participate, including, without limitation, the Medicare program, the Medicaid programs and the Tricare programs (collectively, the “Government Health Care Programs”), are entitled to reimbursement under the Government Health Care Programs for services rendered to qualified beneficiaries, and comply in all material respects with the requirements of all Government Health Care Programs in which they participate or have participated, except for such failures to be qualified or to be entitled to reimbursement or to comply which could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Offering Memorandum, and except for routine audits, reviews and inquiries in the ordinary course of the Company’s and its subsidiaries’ businesses, there is no pending or, to the knowledge of the Company or its subsidiaries, threatened or contemplated, material proceeding or investigation by any of the Government Health Care Programs or any other governmental authority with respect to (i) the qualification or right of the Company, each of its subsidiaries, and each entity managed by the Company and any of its subsidiaries to participate in any Government Health Care Program, (ii) the compliance or non-compliance by the Company, each of its subsidiaries, and each entity managed by the

Company and its subsidiaries, with the terms, conditions, or requirements of any Government Health Care Program in which they participate or have participated, and all other laws and regulations applicable to participation in any Government Health Care Program, or (iii) the right of the Company, each of its subsidiaries, and each entity managed by the Company and its subsidiaries, to receive or retain amounts received or due or to become due from any Government Health Care Program in which they participate or have participated, except as any such cases individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. For purposes of this Agreement, “Medicaid” means any state-operated means-tested entitlement program under Title XIX of the Social Security Act that provides federal grants to states for medical assistance based on specific eligibility criteria, “Medicare” means that government-sponsored entitlement program under Title XVIII of the Social Security Act that provides for a health insurance system for eligible elderly and disabled persons including eligible persons with end-stage renal disease and “Tricare” means the healthcare program established by the U.S. Department of Defense under Title 10, Subtitle A, Part II, Chapter 55 (10 U.S.C. § 1071 et seq.) for members of the military, military retirees, and their dependants, and includes the competitive selection of contractors to financially underwrite the delivery of healthcare services under the Civilian Health and Medical Program of the Uniformed Services.

(fff) Except as disclosed in the Offering Memorandum, and except as individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect, neither the Company, nor any of its subsidiaries, nor any entity managed by the Company or any of its subsidiaries, nor any of their respective directors, officers, agent, employees or affiliates, has, on behalf of the Company, any of its subsidiaries, or any entity managed by the Company or any of its subsidiaries has: (A) to the Company’s knowledge, violated 42 U.S.C. §1320a-7b or committed any act that would cause any of them to incur a material civil monetary penalty under 42 U.S.C. §1320a-7a or any regulations promulgated pursuant to such statutes or related state or local statutes or regulations, including but not limited to the following: (i) knowingly and willfully made or caused to be made a false statement or representation of a material fact in any applications for any benefit or payment; (ii) knowingly and willfully made or caused to be made any false statement or representation of a material fact for use in determining rights to any benefit or payment; (iii) knowingly and willfully failed to disclose knowledge by a claimant of the occurrence of any event affecting the initial or continued right to any benefit or payment on its own behalf or on behalf of another, with intent to secure such benefit or payment fraudulently; (iv) knowingly and willfully solicited or received any remuneration (including any kickback, bribe or rebate), directly or indirectly, overtly or covertly, in cash or in kind or offering to pay or soliciting to receive such remuneration (x) in return for referring an individual to a person for the furnishing or arranging for the furnishing of any item or service for which payment may be made in whole or in part by Medicare, Medicaid, Tricare or other Government Health Care Program, or (y) in return for purchasing, leasing or ordering or arranging for or recommending the purchasing, leasing or ordering of any item or service for which payment may be made in whole or in part by Medicare, Medicaid, Tricare or other Government Health Care Program, (B) knowingly and willfully presented or caused to be presented a claim for an item or service that was not provided as claimed, or was for an item or service and the person knew or should have known the claim was false or fraudulent, or (C) to the Company’s knowledge, violated 42 U.S.C. §1395nn or any regulation promulgated to such statute (the “Stark Law”) including, without limitation, presented or caused to be presented a claim for a “designated health service” (as defined in the Stark Law) payable by Medicare or Medicaid, furnished pursuant to a referral by a physician that had (or whose immediate family member had) a financial relationship with the Company, any of its subsidiaries, or any entity managed by the Company or any of its subsidiaries that did not meet an applicable Stark Law exception. Except as individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect, neither the Company nor any of its subsidiaries, nor any entity managed by the Company or any of its subsidiaries, nor have any of their respective officers or directors, agents, employees or affiliates, on behalf of the Company, any of its subsidiaries, or any entity managed by the Company or any of its subsidiaries violated the Federal False Claims Act, 31 U.S.C. §3729, including without limitation (i) knowingly presenting or causing to be presented to a government official a false claim for payment or approval, (ii) knowingly made, used or caused to be made or used, a false record or statement to get a false or fraudulent claim paid or approved by the government, (iii) conspired to defraud the government by getting a false or fraudulent claim paid or (iv) presented a claim that was in violation of 42 U.S.C. §1320a-7b(b). Except as disclosed in the Offering Memorandum, and except as individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect, to the Company’s knowledge, the Company, each of its subsidiaries, and each entity managed by the Company or any of its subsidiaries are in material compliance with the privacy and security rules promulgated under the Health Insurance Portability and Accountability Act of 1996 found at 45 C.F.R. parts 160-164 (collectively, “HIPAA”) and the amendments to HIPAA made under the Health Information Technology for Economic and Clinical Health Act amendments to the American Recovery and Reinvestment Act of 2009.

(ggg) Neither the Company, nor any of its subsidiaries, nor any entity managed by the Company or its subsidiaries, nor any of their respective officers or directors, agents, employees or affiliates, on behalf of the Company, any of its subsidiaries, or any entity managed by the Company or any of its subsidiaries, have violated 18 U.S.C. §1347 including, but not limited to, knowingly and willfully executing or attempting to execute a scheme or artifice by means of false or fraudulent pretenses (i) to defraud any health care benefit program, or (ii) to obtain, any money or property owned by, under the custody or control of, any health benefit program.

Any certificate signed by any officer of the Company or a Guarantor and delivered to the Representatives or counsel for the Initial Purchasers in connection with the offering of the Notes shall be deemed a representation and warranty by the Company or such Guarantor, jointly and severally, as to matters covered thereby, to each Initial Purchaser.

3. Purchase of the Notes by the Initial Purchasers, Agreements to Sell, Purchase and Resell.

(a) The Company and the Guarantors, jointly and severally hereby agree, on the basis of the representations, warranties, covenants and agreements of the Initial Purchasers contained herein and subject to all the terms and conditions set forth herein, to issue and sell to the Initial Purchasers and, upon the basis of the representations, warranties and agreements of the Company and the Guarantors herein contained and subject to all the terms and conditions set forth herein, each of the Initial Purchasers agrees, severally and not jointly, to purchase from the Company, at a purchase price of 97.994% of the principal amount thereof, the principal amount of Notes set forth opposite the name of such Initial Purchaser in Schedule I hereto. The Company and the Guarantors shall not be obligated to deliver any of the securities to be delivered hereunder except upon payment for all of the securities to be purchased as provided herein.

(b) Each of the Initial Purchasers, severally and not jointly, hereby represents and warrants to the Company that it will offer the Notes for sale upon the terms and conditions set forth in this Agreement and in the Pricing Disclosure Package. Each of the Initial Purchasers, severally and not jointly, hereby represents and warrants to, and agrees with, the Company, on the basis of the representations, warranties and agreements of the Company and the Guarantors, that such Initial Purchaser: (i) is a QIB with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Notes; (ii) is purchasing the Notes pursuant to a private sale exempt from registration under the Securities Act; (iii) in connection with the Exempt Resales, will solicit offers to buy the Notes only from, and will offer to sell the Notes only to, the Eligible Purchasers in accordance with this Agreement and on the terms contemplated by the Pricing Disclosure Package; and (iv) will not offer or sell the Notes, nor has it offered or sold the Notes by, or otherwise engaged in, any form of general solicitation or general advertising (within the meaning of Regulation D, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) and will not engage in any directed selling efforts within the meaning of Rule 902 under the Securities Act, in connection with the offering of the Notes. The Initial Purchasers have advised the Company that they will offer the Notes to Eligible Purchasers at a price initially equal to 100.000% of the principal amount thereof, plus accrued interest, if any, from the date of issuance of the Notes. Such price may be changed by the Initial Purchasers at any time without notice.

(c) Each of the Initial Purchasers, severally and not jointly, represents and warrants to the Company that:

(i)	it has complied and will comply with all applicable provisions of the Financial Services and Markets Act 2000 (the “FSMA”) with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom, and it has only communicated or caused to be communicated and it will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the FSMA) received by it in connection with the issue or sale of any Notes, in circumstances in which section 21(1) of the FSMA does not apply to the Company; and

(ii)

in relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a Relevant Member State), with effect from and including the date on which the Prospectus

Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”), it has not made and will not make an offer of the Notes which are the subject of the offering contemplated by the Offering Memorandum to the public in that Relevant Member State other than:

(A)	to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

(B)	to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts; or

(C)	in any other circumstances which do not require the publication by the issuer of a prospectus pursuant to Article 3 of the Prospectus Directive;

provided that no such offer of Notes shall require the Company or any Initial Purchaser to publish a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of this representation, the expression an “offer of Notes to the public” in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Notes to be offered so as to enable an investor to decide to purchase or subscribe to the Notes, as the same may be varied in that Relevant Member State by any measure implementing the Prospectus Directive in that Relevant Member State and the expression “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

(d) The Initial Purchasers have not nor, prior to the later to occur of (A) the Closing Date and (B) completion of the distribution of the Notes, will they, use, authorize use of, refer to or distribute any material in connection with the offering and sale of the Notes other than (i) the Preliminary Offering Memorandum, the Pricing Disclosure Package, the Offering Memorandum, (ii) any written communication that contains no “issuer information” (as defined in Rule 433(h)(2) under the Act) that was not included in the Preliminary Offering Memorandum, (iii) any written communication prepared by such Initial Purchaser and approved by the Company in writing, or (iv) any written communication relating to or that contains the terms of the Notes and/or other information that was included in the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum.

(e) Each of the Initial Purchasers hereby acknowledges that upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Notes (and all securities issued in exchange therefore or in substitution thereof) shall bear legends substantially in the forms as set forth in the “Transfer Restrictions”

section of the Pricing Disclosure Package and Offering Memorandum (along with such other legends as the Company, the Trustee or their respective counsel deem necessary or appropriate).

Each of the Initial Purchasers understands that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 7(b) and 7(c) hereof, counsel to the Company and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations, warranties and agreements, and the Initial Purchasers hereby consent to such reliance.

4. Delivery of the Notes and Payment Therefor. Delivery to the Initial Purchasers of and payment for the Notes shall be made at the office of Cahill Gordon & Reindel LLP, at 10:00 A.M., New York City time, on August 17, 2010 (the “Closing Date”). The place of closing for the Notes and the Closing Date may be varied by agreement between the Initial Purchasers and the Company.

The Notes will be delivered to the Initial Purchasers, or the Trustee as custodian for The Depository Trust Company (“DTC”), against payment by or on behalf of the Initial Purchasers of the purchase price therefor by wire transfer in immediately available funds, by causing DTC to credit the Notes to the account of the Initial Purchasers at DTC. The Notes will be evidenced by one or more global securities in definitive form (the “Global Notes”) and will be registered in the name of Cede & Co. as nominee of DTC. The Notes to be delivered to the Initial Purchasers shall be made available to the Initial Purchasers in New York City for inspection not later than 5:00 P.M., New York City time, on the business day immediately preceding the Closing Date.

5. Agreements of the Company and the Guarantors. The Company and the Guarantors, jointly and severally, agree with each of the Initial Purchasers as follows:

(a) The Company and the Guarantors will furnish to the Initial Purchasers, without charge, within one business day of the date of the Offering Memorandum, such number of copies of the Offering Memorandum as may then be amended or supplemented as they may reasonably request.

(b) The Company and the Guarantors will prepare the Offering Memorandum in a form approved by the Initial Purchasers and will not make any amendment or supplement to the Pricing Disclosure Package or to the Offering Memorandum of which the Initial Purchasers shall not previously have been advised or to which they shall reasonably object after being so advised.

(c) The Company and each of the Guarantors consents to the use of the Pricing Disclosure Package and the Offering Memorandum in accordance with the securities or Blue Sky laws of the jurisdictions in which the Notes are offered by the Initial Purchasers and by all Eligible Purchasers to whom Notes may be sold, in connection with the offering and sale of the Notes.

(d) If, at any time prior to completion of the distribution of the Notes by the Initial Purchasers to Eligible Purchasers, any event occurs or information becomes known that, in the judgment of the Company or any of the Guarantors or in the opinion of counsel for the Initial Purchasers, should be set forth in the Pricing Disclosure Package or the Offering Memorandum so that the Pricing Disclosure Package or the Offering Memorandum, as then amended or supplemented, does not include any untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Pricing Disclosure Package or the Offering Memorandum in order to comply with applicable law, the Company and the Guarantors will forthwith prepare an appropriate supplement or amendment thereto, and will expeditiously furnish to the Initial Purchasers and dealers a reasonable number of copies thereof.

(e) None of the Company nor any Guarantor will make any offer to sell or solicitation of an offer to buy the Notes that would constitute a Free Writing Offering Document without the prior consent of the Representatives, which consent shall not be unreasonably withheld or delayed. If at any time following issuance of a Free Writing Offering Document any event occurred or occurs as a result of which such Free Writing Offering Document conflicts with the information in the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum or, when taken together with the information in the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, includes an untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, as promptly as practicable after becoming aware thereof, the Company will give notice thereof to the Initial Purchasers through the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Initial Purchaser a Free Writing Offering Document or other document which will correct such conflict, statement or omission.

(f) Promptly from time to time to take such action as the Initial Purchasers may reasonably request to qualify the Notes for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Notes; provided that in connection therewith the Company shall not be required to (i) qualify as a foreign corporation in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction, or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject.

(g) For a period commencing on the date hereof and ending on the 120th day after the date of the Offering Memorandum, the Company and the Guarantors agree not to, directly or indirectly, (i) offer for sale, sell, or otherwise dispose of (or enter into any transaction or device that is designed to, or would be expected to, result in the disposition by any person at any time in the future of) any debt securities of the Company substantially similar to the Notes or securities convertible into or exchangeable for such debt securities of the Company, or sell or grant options, rights or warrants with respect to such debt securities of the Company or securities convertible into or exchangeable for such debt securities of the Company, (ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such debt securities of the Company, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of debt securities of the Company or other securities, in cash or otherwise, (iii) file or cause to be filed a registration statement, including any amendments, with respect to the registration of debt securities of the Company substantially similar to the Notes or securities convertible, exercisable or exchangeable into debt securities of the Company, or (iv) publicly announce an offering of any debt securities of the Company substantially similar to the Notes or securities convertible or exchangeable into such debt securities, in each case without the prior written consent of the Representatives, on behalf of the Initial Purchasers, except the Exchange Notes and the Exchange Guarantees in connection with the Exchange Offer and the filing of any registration statement required to be filed by the Registration Rights Agreement.

(h) If at any time there are Notes outstanding and the Company is not subject to Section 13 or 15(d) of the Exchange Act, then the Company and the Guarantors will furnish at their expense to the Initial Purchasers, and, upon request, to the holders of the Notes and prospective purchasers of the Notes the information required by Rule 144A(d)(4) under the Securities Act (if any) in order to permit compliance with Rule 144A in connection with resales of the Notes by the Initial Purchasers or such holders.

(i) The Company and the Guarantors will apply the net proceeds from the sale of the Notes to be sold by it hereunder substantially in accordance with the description set forth in the Pricing Disclosure Package and the Offering Memorandum under the caption “Use of Proceeds.”

(j) The Company, the Guarantors and their respective affiliates will not take, directly or indirectly, any action designed to or that has constituted or that reasonably could be expected to cause or result in the stabilization or manipulation of the price of any security of the Company or the Guarantors in connection with the offering of the Notes.

(k) The Company and the Guarantors will use their commercially reasonable efforts to permit the Notes to be eligible for clearance and settlement through DTC.

(l) Until the second anniversary of the Closing Date, the Company and the Guarantors will not, and will not permit any of their respective affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Notes that have been acquired by any of them, except for Notes purchased by the Company, the Guarantors or any of their respective affiliates and resold in a transaction registered under the Securities Act.

(m) The Company and the Guarantors agree not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that would be integrated with the sale of the Notes in a manner that would require the registration under the Securities Act of the sale to the Initial Purchasers or the Eligible Purchasers of the Notes. The Company and the Guarantors will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Securities Act), of any

Notes or any substantially similar security issued by the Company or any Guarantor, within six months subsequent to the date on which the distribution of the Notes has been completed (as notified to the Company by the Initial Purchasers), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Notes in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Securities Act, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act.

(n) The Company and the Guarantors agree to comply with all the terms and conditions of the Registration Rights Agreement and all agreements set forth in the representation letter of the Company and the Guarantors to DTC relating to the approval of the Notes by DTC for “book entry” transfer.

(o) The Company and the Guarantors will do and perform all things required or necessary to be done and performed under this Agreement by them prior to the Closing Date, and to satisfy all conditions precedent to the Initial Purchasers’ obligations hereunder to purchase the Notes.

6. Expenses. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company and the Guarantors, jointly and severally, agree to pay all expenses, costs, fees and taxes incident to and in connection with: (a) the preparation, printing, filing and distribution of the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum (including, without limitation, financial statements and exhibits) and all amendments and supplements thereto (including the fees, disbursements and expenses of the Company’s and the Guarantors’ accountants and counsel, but not, however, legal fees and expenses of the Initial Purchasers’ counsel incurred in connection therewith); (b) the preparation, printing (including, without limitation, word processing and duplication costs) and delivery of this Agreement, the Indenture, the Registration Rights Agreement, all Blue Sky memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection therewith and with the Exempt Resales (but not, however, legal fees and expenses of the Initial Purchasers’ counsel incurred in connection with any of the foregoing other than fees of such counsel plus reasonable disbursements incurred in connection with the preparation, printing and delivery of such Blue Sky memoranda); (c) the issuance and delivery by the Company of the Notes and by the Guarantors of the Guarantees and any taxes payable in connection therewith; (d) the qualification of the Notes and Exchange Notes for offer and sale under the securities or Blue Sky laws of the several states and any foreign jurisdictions as the Initial Purchasers may designate (including, without limitation, the reasonable fees and disbursements of the Initial Purchasers’ counsel relating to such registration or qualification); (e) the furnishing of such copies of the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum, and all amendments and supplements thereto, as may be reasonably requested for use in connection with the Exempt Resales; (f) the preparation of certificates for the Notes (including, without limitation, printing and engraving thereof); (g) the approval of the Notes by DTC for “book-entry” transfer (including fees and expenses of counsel for the Initial Purchasers); (h) the rating of the Notes and the Exchange Notes; (i) the obligations of the Trustee, any agent of the Trustee and the counsel for the Trustee in connection with the Indenture, the Notes, the Guarantees, the

Exchange Notes and the Exchange Guarantees; (j) the performance by the Company and the Guarantors of their other obligations under this Agreement; and (k) all travel expenses (including expenses related to chartered aircraft) of each Initial Purchaser and the Company’s officers and employees and any other expenses of each Initial Purchaser and the Company in connection with attending or hosting meetings with prospective purchasers of the Notes, and expenses associated with any electronic road show.

7. Conditions to Initial Purchasers’ Obligations. The respective obligations of the Initial Purchasers hereunder are subject to the accuracy, when made and on and as of the Closing Date, of the representations and warranties of the Company and the Guarantors contained herein, to the performance by the Company and the Guarantors of their respective obligations hereunder, and to each of the following additional terms and conditions:

(a) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Notes, the Guarantees, the Exchange Notes, the Exchange Guarantees, the Registration Rights Agreement, the Indenture, the Transaction Agreements, the Pricing Disclosure Package and the Offering Memorandum, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Initial Purchasers, and the Company and the Guarantors shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(b) (i) Greenberg Traurig, LLP and/or Greenberg Traurig, P.A. shall have furnished to the Initial Purchasers their written opinion, as counsel to the Company and the Guarantors, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially in the form of Exhibit B hereto and (ii) each local counsel listed on Schedule IV hereto shall have furnished to the Initial Purchasers its written opinion, as counsel to the Company and the Guarantors in its respective jurisdiction, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers.

(c) The Initial Purchasers shall have received from (i) Cahill Gordon & Reindel LLP, counsel for the Initial Purchasers and (ii) Winston & Strawn LLP, special regulatory counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Notes, the Pricing Disclosure Package, the Offering Memorandum and other related matters as the Initial Purchasers may reasonably require, and the Company shall have furnished to such counsel such documents and information as such counsel reasonably requests for the purpose of enabling them to pass upon such matters.

(d) At the time of execution of this Agreement, the Initial Purchasers shall have received from each of PricewaterhouseCoopers LLP and Ernst & Young LLP a letter, in form and substance satisfactory to the Initial Purchasers, addressed to the Initial Purchasers and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of

Regulation S-X of the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Pricing Disclosure Package, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and (iii) covering such other matters as are ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(e) With respect to each of the letters of PricewaterhouseCoopers LLP and Ernst & Young LLP referred to in the preceding paragraph above and delivered to the Initial Purchasers concurrently with the execution of this Agreement (the “initial letter”), the Company shall have furnished to the Initial Purchasers a “bring-down letter” of such accountants, addressed to the Initial Purchasers and dated the Closing Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the Closing Date (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in each of the Pricing Disclosure Package or the Offering Memorandum, as of a date not more than three business days prior to the date of the Closing Date), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter, and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

(f) Except as described in the Pricing Disclosure Package and the Offering Memorandum, (i) neither the Company, any Guarantor nor any of their respective subsidiaries shall have sustained, since the date of the latest audited financial statements included in the Pricing Disclosure Package and the Offering Memorandum, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, or (ii) since such date, there shall not have been any change in the capital stock or long-term debt of the Company, any Guarantor or any of their respective subsidiaries or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, stockholders’ equity, properties, management, business or prospects of the Company, the Guarantors and their respective subsidiaries, taken as a whole, the effect of which, in any such case described in clause (i) or (ii) is, individually or in the aggregate, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Notes being delivered on the Closing Date on the terms and in the manner contemplated in the Pricing Disclosure Package and the Offering Memorandum.

(g) The Company and each Guarantor shall have furnished or caused to be furnished to the Initial Purchasers dated as of the Closing Date a certificate of the Chief Executive Officer and Chief Financial Officer of the Company and each Guarantor, or other officers satisfactory to the Initial Purchasers, as to such matters as the Representatives may reasonably request, including, without limitation, a statement that:

(i)	The representations, warranties and agreements of the Company and the Guarantors in Section 2 are true and correct on and as of the Closing Date, and the Company has complied with all its agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; and

(ii)	They have examined the Pricing Disclosure Package and the Offering Memorandum, and, in their opinion, (A) the Pricing Disclosure Package, as of the Applicable Time, and the Offering Memorandum, as of its date and as of the Closing Date, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (B) since the date of the Pricing Disclosure Package and the Offering Memorandum, no event has occurred which should have been set forth in a supplement or amendment to the Pricing Disclosure Package and the Offering Memorandum.

(h) The Notes shall be eligible for clearance and settlement through DTC.

(i) The Company and the Guarantors shall have executed and delivered the Registration Rights Agreement, and the Initial Purchasers shall have received an electronic copy thereof, duly executed by the Company and the Guarantors.

(j) The Company, the Guarantors and the Trustee shall have executed and delivered the Indenture, and the Initial Purchasers shall have received an electronic copy thereof, duly executed by the Company, the Guarantors and the Trustee.

(k) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the NASDAQ or the NYSE Amex Equities or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a general moratorium on commercial banking activities shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States, or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Notes being delivered on the Closing Date on the terms and in the manner contemplated in the Offering Memorandum or that, in the judgment of the Representatives, could materially and adversely affect the financial markets or the markets for the Notes and other debt securities.

(l) Concurrently with or prior to the issue and sale of the Notes by the Company, the Company shall have entered into the New Credit Facility; the Representatives shall have received conformed counterparts thereof and all other documents and agreements entered into and received thereunder in connection with the closing of the New Credit Facility.

(m) (i) Substantially concurrent with the closing of the offering of the Notes, the Merger and the Acquisition shall be consummated in accordance with the terms of the Merger Agreement as set forth in the Pricing Disclosure Package and the Offering Memorandum and (ii) substantially concurrent with the closing of the offering of the Notes, the New Credit Facility shall have closed and approximately $800.0 million shall have been borrowed thereunder.

(n) Substantially concurrently with the closing of the offering of the Notes, each of the Additional Guarantors shall have executed and delivered the Joinder Agreement, and the Initial Purchasers shall have received an electronic copy thereof, duly executed by each of the Additional Guarantors.

(o) On or prior to the Closing Date, the Company and the Guarantors shall have furnished to the Initial Purchasers such further certificates and documents as the Initial Purchasers may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

8. Indemnification and Contribution.

(a) The Company and each Guarantor, hereby agrees, jointly and severally, to indemnify and hold harmless each Initial Purchaser, its affiliates, directors, officers and employees and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Notes), to which that Initial Purchaser, affiliate, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Free Writing Offering Document, the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum or in any amendment or supplement thereto, (B) in any Blue Sky application or other document prepared or executed by the Company or any Guarantor (or based upon any written information furnished by the Company or any Guarantor) specifically for the purpose of qualifying any or all of the Notes under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a “Blue Sky Application”), or (C) in any materials or information provided to investors by, or with the approval of, the Company or any Guarantor in connection with the marketing of the offering of the Notes (“Marketing Materials”), including any road show or investor presentations made to investors by the Company (whether in person or electronically), or (ii) the omission or alleged omission to state in any Free Writing Offering Document, the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, or in any amendment or supplement thereto, or in any Blue Sky Application or in any Marketing Materials, any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Initial Purchaser and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Guarantors shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Memorandum, the Pricing Disclosure Package or Offering Memorandum, or in any such amendment or supplement thereto, or in any Blue Sky Application or in any Marketing Materials, in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Company through the Representatives by or on behalf of any Initial Purchaser specifically for inclusion therein, which information consists solely of the information specified in Section 8(e). The foregoing indemnity agreement is in addition to any liability that the Company or the Guarantors may otherwise have to any Initial Purchaser or to any affiliate, director, officer, employee or controlling person of that Initial Purchaser.

(b) Each Initial Purchaser, severally and not jointly, hereby agrees to indemnify and hold harmless the Company, each Guarantor, their respective officers and employees, each of their respective directors, and each person, if any, who controls the Company or any Guarantor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, any Guarantor or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Free Writing Offering Document, Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum or in any amendment or supplement thereto, (B) in any Blue Sky Application, or (C) in any Marketing Materials, or (ii) the omission or alleged omission to state in any Free Writing Offering Document, Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, or in any amendment or supplement thereto, or in any Blue Sky Application or in any Marketing Materials any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Company through the Representatives by or on behalf of that Initial Purchaser specifically for inclusion therein, which information is limited to the information set forth in Section 8(e). The foregoing indemnity agreement is in addition to any liability that any Initial Purchaser may otherwise have to the Company, any Guarantor or any such director, officer, employee or controlling person.

(c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under this Section 8 except to the extent it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure and; provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Initial Purchasers shall have the right to employ counsel to represent jointly the Initial Purchasers and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Initial Purchasers against the Company or any Guarantor under this Section 8, if (i) the Company, the Guarantors and the Initial Purchasers shall have so mutually agreed; (ii) the Company and the Guarantors have failed within a reasonable time to retain counsel reasonably satisfactory to the Initial Purchasers; (iii) the Initial Purchasers and their respective directors, officers, employees and controlling persons shall have reasonably concluded, based on the advice of counsel, that there may be legal defenses available to them that are different from or in addition to those available to the Company and the Guarantors; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Initial Purchasers or their respective directors, officers, employees or controlling persons, on the one hand, and the Company and the Guarantors, on the other hand, and representation of both sets of parties by the same counsel would present a conflict due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the Company and the Guarantors. No indemnifying party shall (x) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to, or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party, or (y) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other, from the offering of the Notes, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes purchased under this Agreement (before deducting expenses) received by the Company and the Guarantors, on the one hand, and the total underwriting discounts and commissions received by the Initial Purchasers with respect to the Notes purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Notes under this Agreement as set forth on the cover page of the Offering Memorandum. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Guarantors, or the Initial Purchasers, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. For purposes of the preceding two sentences, the net proceeds deemed to be received by the Company shall be deemed to be also for the benefit of the Guarantors, and information supplied by the Company shall also be deemed to have been supplied by the Guarantors. The Company, the Guarantors, and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the net proceeds from the sale to Eligible Purchasers of the Notes initially purchased by it exceeds the amount of any damages that such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute as provided in this Section 8(d) are several in proportion to their respective purchase obligations and not joint.

(e) The Initial Purchasers severally confirm and the Company and the Guarantors acknowledge and agree that the statements with respect to the offering of the Notes by the Initial

Purchasers set forth in the last paragraph on the front cover of the Offering Memorandum and in the first paragraph of the section entitled “Plan of Distribution – Over-Allotment, Stabilizing and Related Transactions” in the Pricing Disclosure Package and the Offering Memorandum are correct and constitute the only information concerning such Initial Purchasers furnished in writing to the Company or any Guarantor by or on behalf of the Initial Purchasers specifically for inclusion in the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum or in any amendment or supplement thereto.

9. Defaulting Initial Purchasers.

(a) If, on the Closing Date, any Initial Purchaser defaults in its obligations to purchase the Notes that it has agreed to purchase under this Agreement, the remaining non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such Notes by the non-defaulting Initial Purchasers or other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such Notes, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Initial Purchasers to purchase such Notes on such terms. In the event that within the respective prescribed periods, the non-defaulting Initial Purchasers notify the Company that they have so arranged for the purchase of such Notes, or the Company notifies the non-defaulting Initial Purchasers that it has so arranged for the purchase of such Notes, either the non-defaulting Initial Purchasers or the Company may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Pricing Disclosure Package, the Offering Memorandum or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Pricing Disclosure Package or the Offering Memorandum that effects any such changes. As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule I hereto that, pursuant to this Section 9, purchases Notes that a defaulting Initial Purchaser agreed but failed to purchase.

(b) If, after giving effect to any arrangements for the purchase of the Notes of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Notes that remains unpurchased does not exceed one-tenth of the aggregate principal amount of all the Notes, then the Company shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Notes that such Initial Purchaser agreed to purchase hereunder plus such Initial Purchaser’s pro rata share (based on the principal amount of Notes that such Initial Purchaser agreed to purchase hereunder) of the Notes of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made; provided that no non-defaulting Initial Purchaser shall be obligated to purchase more than 110% of the aggregate principal amount of Notes that it agreed to purchase on the Closing Date pursuant to the terms of Section 3.

(c) If, after giving effect to any arrangements for the purchase of the Notes of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Notes that remains unpurchased exceeds one-tenth of the aggregate principal amount of all the Notes, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers. Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of the Company or the Guarantors, except that the Company and each of the Guarantors will continue to be liable for the payment of expenses as set forth in Sections 6 and 11 and except that the provisions of Section 8 shall not terminate and shall remain in effect.

(d) Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company, the Guarantors or any non-defaulting Initial Purchaser for damages caused by its default.

10. Termination. The obligations of the Initial Purchasers hereunder may be terminated by the Initial Purchasers by notice given to and received by the Company prior to delivery of and payment for the Notes if, prior to that time, any of the events described in Sections 7(f) or (k) shall have occurred or if the Initial Purchasers shall decline to purchase the Notes for any reason permitted under this Agreement.

11. Reimbursement of Initial Purchasers’ Expenses. If (a) the Company for any reason fails to tender the Notes for delivery to the Initial Purchasers, or (b) the Initial Purchasers shall decline to purchase the Notes for any reason permitted under this Agreement, the Company and the Guarantors shall reimburse the Initial Purchasers for all reasonable out-of-pocket expenses (including fees and disbursements of counsel for the Initial Purchasers) incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase of the Notes, and upon demand the Company and the Guarantors shall pay the full amount thereof to the Initial Purchasers. If this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Initial Purchasers, the Company and the Guarantors shall not be obligated to reimburse any defaulting Initial Purchaser on account of those expenses.

12. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a) if to any Initial Purchaser, shall be delivered or sent by hand delivery, mail, telex, overnight courier or facsimile transmission to Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration with a copy to Cahill Gordon & Reindel LLP, Attention: Jonathan A. Schaffzin (Fax: (212) 269-5420), and with a copy, in the case of any notice pursuant to Section 8(c), to the Director of Litigation, Office of the General Counsel, Barclays Capital Inc., 745 Seventh Ave., New York, New York 10019;

(b) if to the Company or any Guarantor, shall be delivered or sent by mail, telex, overnight courier or facsimile transmission to Gentiva Health Services, Inc., 3350 Riverwood Parkway, Suite 1400, Atlanta, GA 30339-3314, Attention: John Camperlengo, General Counsel (Fax: (913) 814-4066), with a copy to Greenberg Traurig, LLP, The Forum 3290 Northside Parkway Suite 400, Atlanta GA 30327, Attention: Gary Snyder (Fax: (678) 553-2120);

provided, however, that any notice to an Initial Purchaser pursuant to Section 8(c) shall be delivered or sent by hand delivery, mail, telex or facsimile or electronic transmission to such Initial Purchaser at its address set forth in its acceptance telex to Barclays Capital Inc., which address will be supplied to any other party hereto by Barclays Capital Inc. upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers by Barclays Capital Inc.

13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company, the Guarantors and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that the representations, warranties, indemnities and agreements of the Company and the Guarantors contained in this Agreement shall also be deemed to be for the benefit of directors, officers and employees of the Initial Purchasers and each person or persons, if any, controlling any Initial Purchaser within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

14. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Guarantors and the Initial Purchasers contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Notes and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of any of them or any person controlling any of them.

15. Definition of the Terms “Business Day”, “Affiliate”, and “Subsidiary”. For purposes of this Agreement, (a) “business day” means any day on which the New York Stock Exchange, Inc. is open for trading, and (b) “affiliate” and “subsidiary” have the meanings set forth in Rule 405 under the Securities Act.

16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

17. Waiver of Jury Trial. The Company and each of the Initial Purchasers hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

18. No Fiduciary Duty. The Company and the Guarantors acknowledge and agree that in connection with this offering, or any other services the Initial Purchasers may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Initial Purchasers: (a) no fiduciary or agency relationship between the Company, any Guarantor and any other person, on the one hand, and the Initial Purchasers, on the other, exists; (b) the Initial Purchasers are not acting as advisors, expert or otherwise, to the Company or the Guarantors, including, without limitation, with respect to the determination of the purchase price of the Notes, and such relationship between the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other, is entirely and solely commercial, based on arms-length negotiations; (c) any duties and obligations that the Initial Purchasers may have to the Company and the Guarantors shall be limited to those duties and obligations specifically stated herein; (d) the Initial Purchasers and their respective affiliates may have interests that differ from those of the Company and the Guarantors; and (e) the Company and the Guarantors have consulted their own legal and financial advisors to the extent they deemed appropriate. The Company and the Guarantors hereby waive any claims that the Company and the Guarantors may have against the Initial Purchasers with respect to any breach of fiduciary duty in connection with the Notes.

19. Counterparts; Facsimile Signatures. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument. Facsimile or other electronically scanned and transmitted signatures shall be deemed originals for all purposes of this Agreement.

20. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

[signature pages follow]

If the foregoing correctly sets forth the agreement among the Company, the Guarantors, and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.

GENTIVA HEALTH SERVICES, INC.

By:	/s/ Tony Strange
Name: Tony Strange
Title: CEO and President

[Purchase Agreement]

GENTIVA CERTIFIED HEALTHCARE CORP.
GENTIVA HEALTH SERVICES (CERTIFIED), INC.
GENTIVA HEALTH SERVICES HOLDING CORP.
GENTIVA HEALTH SERVICES (USA) INC.
GENTIVA REHAB WITHOUT WALLS, LLC
GENTIVA SERVICES OF NEW YORK, INC.
NEW YORK HEALTHCARE SERVICES, INC.
OHS SERVICE CORP.
QC-MEDI NEW YORK, INC.
QUALITY CARE-USA, INC.
QUALITY MANAGED CARE, INC.
THE HEALTHFIELD GROUP, INC.
HEALTHFIELD OPERATING GROUP, INC.
HEALTHFIELD, INC.
CHATTAHOOCHEE VALLEY HOME CARE SERVICES, INC.
CHATTAHOOCHEE VALLEY HOME HEALTH, INC.
CHMG ACQUISITION CORP.
CAPITAL HEALTH MANAGEMENT GROUP, INC.
ACCESS HOME HEALTH OF FLORIDA, INC.
CAPITAL CARERESOURCES, INC.
CAPITAL CARERESOURCES OF SOUTH CAROLINA, INC.
CHMG OF ATLANTA, INC.
CHMG OF GRIFFIN, INC.
EASTERN CAROLINA HOME HEALTH AGENCY, INC.
HOME HEALTH CARE OF CARTERET COUNTY, INC.
TAR HEEL HEALTH CARE SERVICES, INC.
TAR HEEL STAFFING, INC.
HEALTHFIELD HOME HEALTH, INC.
HEALTHFIELD HOSPICE SERVICES, INC.
HEALTHFIELD OF SOUTHWEST GEORGIA, INC.
HEALTHFIELD OF STATESBORO, INC.
HEALTHFIELD OF TENNESSEE, INC.
PHHC ACQUISITION CORP.
HOME HEALTH CARE AFFILIATES OF MISSISSIPPI, INC.

By:	/s/ Tony Strange
Name: Tony Strange
Title: CEO and President

[Purchase Agreement]

GILBERT’S HOME HEALTH AGENCY, INC.
MID-SOUTH HOME CARE SERVICES, INC.
MID-SOUTH HOME HEALTH AGENCY, INC.
MID-SOUTH HOME HEALTH OF GADSDEN, INC.
TOTAL CARE HOME HEALTH OF LOUISBURG, INC.
TOTAL CARE HOME HEALTH OF NORTH CAROLINA, INC.
TOTAL CARE HOME HEALTH OF SOUTH CAROLINA, INC.
TOTAL CARE SERVICES, INC.
WIREGRASS HOSPICE CARE, INC.
HORIZON HEALTH NETWORK LLC
MID-SOUTH HOME HEALTH AGENCY, LLC
MID-SOUTH HOME CARE SERVICES, LLC
WIREGRASS HOSPICE LLC
WIREGRASS HOSPICE OF SOUTH CAROLINA, LLC
HOME HEALTH CARE AFFILIATES OF CENTRAL MISSISSIPPI, L.L.C.
GILBERT’S HOSPICE CARE OF MISSISSIPPI, LLC
VAN WINKLE HOME HEALTH CARE, INC.
GILBERT’S HOSPICE CARE, LLC
HOME HEALTH CARE AFFILIATES, INC.

By:	/s/ Tony Strange
Name: Tony Strange
Title: CEO and President

[Purchase Agreement]

Accepted:

BARCLAYS CAPITAL INC.
Acting on behalf of itself and as Representative of the several Initial Purchasers

By: BARCLAYS CAPITAL INC.

By:	/s/ John Skrobe
Name: John Skrobe
Title: Managing Director

[Purchase Agreement]

Accepted:

BANC OF AMERICA SECURITIES LLC
Acting on behalf of itself and as Representative of the several Initial Purchasers

By: BANC OF AMERICA SECURITIES LLC

By:	/s/ Zehra Yasemin Esmer
Name: Zehra Yasemin Esmer
Title: Director

[Purchase Agreement]

SCHEDULE I

Initial Purchasers	Principal Amount of Notes to be Purchased
Barclays Capital Inc	$136,857,500.00
Banc of America Securities LLC	119,730,000.00
SunTrust Robinson Humphrey, Inc.	68,412,500.00

Total	$325,000,000.00

SCHEDULE II-A

LIST OF GUARANTORS

GENTIVA CERTIFIED HEALTHCARE CORP.

GENTIVA HEALTH SERVICES (CERTIFIED), INC.

GENTIVA HEALTH SERVICES HOLDING CORP.

GENTIVA HEALTH SERVICES (USA) INC.

GENTIVA REHAB WITHOUT WALLS, LLC

GENTIVA SERVICES OF NEW YORK, INC.

NEW YORK HEALTHCARE SERVICES, INC.

OHS SERVICE CORP.

QC-MEDI NEW YORK, INC.

QUALITY CARE-USA, INC.

QUALITY MANAGED CARE, INC.

THE HEALTHFIELD GROUP, INC.

HEALTHFIELD OPERATING GROUP, INC.

HEALTHFIELD, INC.

CHATTAHOOCHEE VALLEY HOME CARE SERVICES, INC.

CHATTAHOOCHEE VALLEY HOME HEALTH, INC.

CHMG ACQUISITION CORP.

CAPITAL HEALTH MANAGEMENT GROUP, INC.

ACCESS HOME HEALTH OF FLORIDA, INC.

CAPITAL CARERESOURCES, INC.

CAPITAL CARERESOURCES OF SOUTH CAROLINA, INC.

CHMG OF ATLANTA, INC.

CHMG OF GRIFFIN, INC.

EASTERN CAROLINA HOME HEALTH AGENCY, INC.

HOME HEALTH CARE OF CARTERET COUNTY, INC.

TAR HEEL HEALTH CARE SERVICES, INC.

TAR HEEL STAFFING, INC.

HEALTHFIELD HOME HEALTH, INC.

HEALTHFIELD HOSPICE SERVICES, INC.

HEALTHFIELD OF SOUTHWEST GEORGIA, INC.

HEALTHFIELD OF STATESBORO, INC.

HEALTHFIELD OF TENNESSEE, INC.

PHHC ACQUISITION CORP.

HOME HEALTH CARE AFFILIATES OF MISSISSIPPI, INC.

GILBERT’S HOME HEALTH AGENCY, INC.

MID-SOUTH HOME CARE SERVICES, INC.

MID-SOUTH HOME HEALTH AGENCY, INC.

MID-SOUTH HOME HEALTH OF GADSDEN, INC.

TOTAL CARE HOME HEALTH OF LOUISBURG, INC.

TOTAL CARE HOME HEALTH OF NORTH CAROLINA, INC.

TOTAL CARE HOME HEALTH OF SOUTH CAROLINA, INC.

TOTAL CARE SERVICES, INC.

WIREGRASS HOSPICE CARE, INC.

HORIZON HEALTH NETWORK LLC

MID-SOUTH HOME HEALTH AGENCY, LLC

MID-SOUTH HOME CARE SERVICES, LLC

WIREGRASS HOSPICE LLC

WIREGRASS HOSPICE OF SOUTH CAROLINA, LLC

HOME HEALTH CARE AFFILIATES OF CENTRAL MISSISSIPPI, L.L.C.

GILBERT’S HOSPICE CARE OF MISSISSIPPI, LLC

VAN WINKLE HOME HEALTH CARE, INC.

GILBERT’S HOSPICE CARE, LLC

HOME HEALTH CARE AFFILIATES, INC.

SCHEDULE II-B

ADDITIONAL GUARANTORS

ODYSSEY HEALTHCARE, INC.

ODYSSEY HEALTHCARE HOLDING COMPANY

ODYSSEY HEALTHCARE OF COLLIER COUNTY, INC.

ODYSSEY HEALTHCARE OF MANATEE COUNTY, INC.

ODYSSEY HEALTHCARE OF NORTHWEST FLORIDA, INC.

ODYSSEY HEALTHCARE OF HILLSBOROUGH COUNTY, INC.

ODYSSEY HEALTHCARE OF MARION COUNTY, INC.

ODYSSEY HEALTHCARE OF PINELLAS COUNTY, INC.

VISTACARE, INC.

VISTA HOSPICE CARE, INC.

FHI HEALTH SYSTEMS, INC.

CARENATION, INC.

VISTACARE USA, INC.

FHI GP, INC.

FHI LP, INC.

FAMILY HOSPICE, LTD.

FHI MANAGEMENT, LTD.

ODYSSEY HEALTHCARE OPERATING A, LP

ODYSSEY HEALTHCARE OPERATING B, LP

ODYSSEY HEALTHCARE MANAGEMENT, LP

ODYSSEY HEALTHCARE GP, LLC

ODYSSEY HEALTHCARE LP, LLC

ODYSSEY HEALTHCARE FORT WORTH, LLC

ODYSSEY HEALTHCARE DETROIT, LLC

ODYSSEY HEALTHCARE AUSTIN, LLC

ODYSSEY HEALTHCARE OF ST. LOUIS, LLC

ODYSSEY HEALTHCARE OF FLINT, LLC

VISTACARE OF BOSTON, LLC

SCHEDULE III

GENTIVA HEALTH SERVICES, INC.

PRICING TERM SHEET

Gentiva Health Services, Inc.

$325,000,000 11.5% Senior Notes due 2018

August 12, 2010

Pricing Supplement

Pricing Supplement dated August 12, 2010 to the Preliminary Offering Memorandum dated August 4, 2010 of Issuer (as such Preliminary Offering Memorandum is supplemented by this Supplement, the “Preliminary Offering Memorandum”). This Pricing Supplement is qualified in its entirety by reference to the Preliminary Offering Memorandum. The information in this Pricing Supplement supplements the Preliminary Offering Memorandum and supersedes the information in the Preliminary Offering Memorandum to the extent it is inconsistent with the information in the Preliminary Offering Memorandum. Capitalized terms used in this Pricing Supplement but not defined have the meanings given them in the Preliminary Offering Memorandum.

Issuer	Gentiva Health Services, Inc.

Guarantors	All of the Issuer’s existing and future subsidiaries, including Odyssey HealthCare, Inc. and its subsidiaries, that guarantee the Issuer’s new senior secured credit facilities.

Title of Securities	11.5% Senior Notes due 2018 (the “Notes”)

Aggregate Principal Amount	$325,000,000. Note that this is an increase of $20,000,000 from the contemplated
$305,000,000 contained in the Preliminary Offering Memorandum.

Gross Proceeds	$325,000,000

Distribution	144A/Regulation S with Registration Rights

Maturity Date	September 1, 2018

Issue Price	100.000%

Coupon	11.500%

Yield to Maturity	11.500%

Spread to Benchmark Treasury	928 basis points

Benchmark Treasury	UST 4% due August 15, 2018

Interest Payment Dates	March 1 and September 1 of each year, beginning on March 1, 2011

Record Dates	February 15 and August 15 of each year

Trade Date	August 12, 2010

Settlement Date	August 17, 2010 (T+3)

Make-Whole Redemption	Make-whole redemption at Treasury Rate + 50 basis points prior to September 1, 2014.

Optional Redemption	On or after September 1, 2014, at the following redemption prices (expressed as a percentage of principal amount), plus accrued and unpaid interest, if any, on the Notes redeemed during the twelve-month period indicated beginning on September 1 of the years indicated below:

Year	Price

2014	105.750%

2015	102.875%

2016 and thereafter	100.000%

Equity Clawback	Up to 35% of the aggregate principal amount of the notes issued under the indenture at 111.500% prior to September 1, 2013

Change of Control	101% plus accrued and unpaid interest

Asset Sale Offer	100% plus accrued and unpaid interest

Joint Book-Running Managers	Barclays Capital Inc.

Banc of America Securities LLC

SunTrust Robinson Humphrey, Inc.

CUSIP Numbers	Rule 144A: 37247AAA0

Regulation S: U27261AA1

ISIN Numbers	Rule 144A: US37247AAA07

Regulation S: USU27261AA16

Denominations	Denominations of $1,000 and integral multiples of $1,000.

Additional Changes to the Preliminary Offering Memorandum:

The following changes have been made in the Preliminary Offering Memorandum. Other financial information presented in the Preliminary Offering Memorandum is deemed to have changed to the extent affected by the changes described below.

Use of Proceeds; Capitalization

The aggregate principal amount of the Term Loan B portion of our senior secured term loan facility has been reduced by $50,000,000 to $550,000,000, and the aggregate principal amount of 11.5% Senior Notes due 2018 has been increased by $20,000,000 to $325,000,000. In addition, we anticipate drawing $30,000,000 million under our revolving credit facility on the closing date. These amounts will be used to fund a portion of the consideration for Transactions as described under Use of Proceeds.

As a result of these changes, our pro forma ratio of Adjusted EBITDA to net cash interest expense for the twelve months ended July 4, 2010 would have been 3.0x.

Description of the Notes

Incurrence of Indebtedness and Issuance of Preferred Stock

The proviso in the first paragraph of such covenant has been revised to replace the Fixed Charge Coverage Ratio of 2.00 to 1 with the bold italicized language below:

provided, however, that (i) Gentiva may incur Indebtedness (including Acquired Debt) or issue Disqualified Stock, (ii) any of Gentiva’s Restricted Subsidiaries that are Guarantors may incur Indebtedness (including Acquired Debt) and (iii) any of Gentiva’s Restricted Subsidiaries that are not Guarantors may incur Acquired Debt, in each case, if the Fixed Charge Coverage Ratio for Gentiva’s most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such additional Indebtedness is incurred or such Disqualified Stock is issued would have been at least (x) if such incurrence or issuance is made on or prior to August 15, 2013, 2.25 to 1 and (y) if such incurrence is made thereafter, 2.50 to 1, in all cases determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional Indebtedness had been incurred or the preferred stock or Disqualified Stock had been issued, as the case may be, at the beginning of such four-quarter period.

The Credit Facilities basket in clause (1) of the second paragraph of such covenant has been reduced from $1,125.0 million to $875.0 million.

Certain Definitions

The Secured Leverage Ratio in clause (16) of the definition of “Permitted Liens” is changed from 3.0 to 1.0 to 2.5 to 1.0.

This material is strictly confidential and has been prepared by the Issuer solely for use in connection with the proposed offering of the securities described in the Preliminary Offering Memorandum. This material is personal to each offeree and does not constitute an offer to any other person or the public generally to subscribe for or otherwise acquire the securities. Please refer to the Preliminary Offering Memorandum for a complete description.

The securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are being offered only to (1) “qualified institutional buyers” as defined in Rule 144A under the Securities Act and (2) outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act, and this communication is only being distributed to such persons.

This communication is not an offer to sell the securities and it is not a solicitation of an offer to buy the securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

SCHEDULE IV

LOCAL COUNSEL

Firm	Jurisdiction

Johnston, Hinesley, Flowers, Clenney & Turner, P.C.	Alabama
Balch & Bingham LLP	Mississippi
Smith Moore Leatherwood LLP	North Carolina

Exhibit A

FORM OF JOINDER AGREEMENT

            , 2010

BARCLAYS CAPITAL INC.

BANC OF AMERICA SECURITIES LLC,

As Representatives of the Initial Purchasers

c/o Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

Reference is hereby made to that purchase agreement (the “Purchase Agreement”) dated as of August 12, 2010 among Gentiva Health Services, Inc., a Delaware corporation (the “Company”) and the Initial Purchasers relating to the issuance and sale to the Initial Purchaser of $325,000,000 aggregate principal amount of 11.5% Senior Notes due 2018 (the “Notes”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

In connection with the Acquisition, the undersigned have guaranteed the Notes. This Joinder Agreement is being executed and delivered by the undersigned on the date of the consummation of the Acquisition, after giving effect to the Acquisition.

Each of the undersigned hereby acknowledges that it has received a copy of the Purchase Agreement and acknowledges and agrees with the Initial Purchaser that by its execution and delivery hereof it shall (i) join and become a party to the Purchase Agreement; (ii) be bound by all covenants, agreements, representations, warranties and acknowledgements applicable to such party as set forth in and in accordance with the terms of the Purchase Agreement; and (iii) perform all obligations and duties as required of it in accordance with the Purchase Agreement. Each of the undersigned hereby represents and warrants that the representations and warranties set forth in the Purchase Agreement applicable to such party are true and correct on and as of the date hereof with the same force and effect as if such representations and warranties had been made on and as of the date hereof (except that representations and warranties made as of a particular date were true and correct on and as of such particular date).

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

Exhibit A-1

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date set forth above.

ODYSSEY HEALTHCARE, INC.
ODYSSEY HEALTHCARE HOLDING COMPANY
ODYSSEY HEALTHCARE OF COLLIER COUNTY, INC.
ODYSSEY HEALTHCARE OF MANATEE COUNTY, INC.
ODYSSEY HEALTHCARE OF NORTHWEST FLORIDA, INC.
ODYSSEY HEALTHCARE OF HILLSBOROUGH COUNTY, INC.
ODYSSEY HEALTHCARE OF MARION COUNTY, INC.
ODYSSEY HEALTHCARE OF PINELLAS COUNTY, INC.
VISTACARE, INC.
VISTA HOSPICE CARE, INC.
FHI HEALTH SYSTEMS, INC.
CARENATION, INC.
VISTACARE USA, INC.
FHI GP, INC.
FHI LP, INC.

By:
Name: Tony Strange
Title: CEO and President

FAMILY HOSPICE, LTD.
FHI MANAGEMENT, LTD.

By:	FHI GP, Inc., its general partner

By:
Name: Tony Strange
Title: CEO and President

Exhibit A-2

ODYSSEY HEALTHCARE OPERATING A, LP
ODYSSEY HEALTHCARE OPERATING B, LP
ODYSSEY HEALTHCARE MANAGEMENT, LP

By:	Odyssey Healthcare GP, LLC, its general partner

By:
Name: Tony Strange
Title: CEO and President

ODYSSEY HEALTHCARE GP, LLC
ODYSSEY HEALTHCARE LP, LLC
ODYSSEY HEALTHCARE FORT WORTH, LLC
ODYSSEY HEALTHCARE DETROIT, LLC
ODYSSEY HEALTHCARE AUSTIN, LLC
ODYSSEY HEALTHCARE OF ST. LOUIS, LLC
ODYSSEY HEALTHCARE OF FLINT, LLC
VISTACARE OF BOSTON, LLC

By:
Name:	Tony Strange
Title:	CEO and President

Exhibit A-3

Exhibit B

Form of Company Counsel Opinion

Greenberg Traurig, LLP shall have furnished to the Initial Purchasers its written opinion, as counsel to the Company and the Guarantors, addressed to the Representatives and dated the Closing Date, in form and substance reasonably satisfactory to Barclays Capital Inc., to the effect that:

(a) Each of the Company and the Guarantors has been duly organized, is validly existing and in good standing as a corporation or other business entity under the laws of its jurisdiction of organization and is duly qualified to do business and in good standing as a foreign corporation or other business entity in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, except where the failure to be so qualified or in good standing could not, in the aggregate, reasonably be expected to have a Material Adverse Effect. Each of the Company and the Guarantors has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged;

(b) No registration under the Securities Act of the Notes or the Guarantees, and no qualification of the Indenture under the Trust Indenture Act with respect thereto, is required for the sale of the Notes and the Guarantees to you and the other Initial Purchasers as contemplated hereby or for the initial resale of Notes by you and the other Initial Purchasers in the Exempt Resales, assuming (i) the accuracy of the Initial Purchasers’ representations in this Agreement and (ii) the accuracy of the Company’s representations in this Agreement;

(c) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, the Registration Rights Agreement, the Indenture, the Notes and the Exchange Notes and to issue and sell the Notes and the Exchange Notes. Each Guarantor has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, the Registration Rights Agreement, the Indenture, the Guarantees and the Exchange Guarantees;

(d) This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors;

(e) Subject to customary assumptions and qualifications, the Indenture has been duly authorized by all necessary corporate action of the Company, has been duly executed and delivered by the Company, and is the legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited to bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) (“Enforceability Exceptions”);

Exhibit B-1

(f) Subject to customary assumptions and qualifications, the Indenture has been duly authorized by all necessary corporate action of each of the Guarantors, and has been duly executed and delivered by each of the Guarantors. The Indenture, including the Guarantee contained therein, is the legally valid and binding agreement of each of the Guarantors, enforceable against each of them in accordance with its terms, subject to Enforceability Exceptions;

(g) Subject to customary assumptions and qualifications, the Notes have been duly authorized by all necessary corporate action of the Company and, when executed, issued and authenticated in accordance with the terms of the Indenture and delivered to and paid for by you and the other Initial Purchasers in accordance with the terms of the Agreement, will be the legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to Enforceability Exceptions;

(h) The Exchange Notes have been duly authorized by the Company;

(i) The Guarantees of the Exchange Notes have been duly authorized by the Guarantors;

(j) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors and, assuming the due authorization, execution and delivery thereof by the Initial Purchasers, is the legally valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, subject to Enforceability Exceptions; provided, however, that we express no opinion as to the enforceability of indemnification and contribution provisions set forth in the Registration Rights Agreement;

(k) The Joinder Agreement has been duly authorized, executed and delivered by each of the Additional Guarantors;

(l) Subject to customary assumptions and qualifications, the execution and delivery of the Notes, the Guarantees, the Exchange Notes, the Exchange Guarantees, the Indenture, the Registration Rights Agreement, the Transaction Agreements and this Agreement and the issuance and sale of the Notes and the Guarantees by the Company and the Guarantors to you and the other Initial Purchasers pursuant to the Agreement do not on the date hereof:

(i)	violate the [Certificate][Articles] of Incorporation and Bylaws of the Company or the Guarantors; or

(ii)

result in the breach of or a default under any of the agreements of the Company or the Guarantors, or its subsidiaries that were identified to such counsel by an officer of the Company or the Guarantors as being material to the Company or the Guarantors and its subsidiaries, taken as a whole, and listed as an Exhibit to the Company’s most recent Annual Report on

Exhibit B-2

Form 10-K, as supplemented by the Company’s Quarterly Reports on Forms 10-Q filed subsequent to such Form 10-K; or

(iii)	violate any federal or New York or Delaware statute, rule or regulation, or the court or governmental orders, writs, judgments or decrees specifically directed to the Company or the Guarantors that were identified to such counsel by an officer of the Company or the Guarantors, as the case may be as being material to the Company or the Guarantors and its subsidiaries, taken as a whole, and listed in Exhibit [—], applicable to the Company or the Guarantors; or

(iv)	require any consents, approvals, or authorizations to be obtained by the Company or the Guarantors from, or any registrations, declarations or filings to be made by the Company or the Guarantors with, any governmental authority under any federal, New York or Delaware statute, rule or regulation applicable to the Company or the Guarantors that have not been obtained or made, other than those of which the failure to obtain would not reasonably be expected to have a Material Adverse Effect.

(m) The Company is not, and after giving effect to the offer and sale of the Notes and the application of the proceeds therefrom as described under “Use of Proceeds” in each of the Pricing Disclosure Package and the Offering Memorandum will not be, an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder;

(n) The statements contained in the Pricing Disclosure Package and the Offering Memorandum under the caption “Description of Notes,” insofar as they purport to constitute a summary of the terms of the Indenture, the Notes, the Registration Rights Agreement and the Guarantees, are accurate in all material respects;

(o) The statements contained in the Pricing Disclosure Package and the Offering Memorandum under the captions “Business – Government Regulations,” “Certain Relationships and Related Transactions” and “Description of Other Indebtedness” insofar as they purport to constitute summaries of the terms of statutes, rules or regulations, legal and governmental proceedings or contracts and other documents, constitute accurate summaries of the terms of such statutes, rules and regulations, legal and governmental proceedings and contracts and other documents in all material respects; and

(p) The statements contained in the Pricing Disclosure Package and the Offering Memorandum under the caption “Certain United States Federal Tax Considerations,” insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the federal laws of the United States of America, the laws of the State of New York,

Exhibit B-3

the DGCL, the Delaware Limited Liability Company Act and the Delaware Revised Uniform Limited Partnership Act and that such counsel is not admitted in the State of Delaware.

Such counsel shall also have furnished to the Initial Purchasers a written statement, addressed to the Initial Purchasers and dated the applicable Closing Date, in form and substance satisfactory to the Initial Purchasers, to the effect that (y) such counsel has acted as counsel to the Company in connection with the sale to Barclays Capital Inc. and the several Initial Purchasers for whom Barclays Capital Inc. and Banc of America Securities LLC are acting as representatives by the Company of $325,000,000 in aggregate principal amount of the Notes and the Guarantees by the Guarantors pursuant to the Agreement, and (z) based on its participation, review and reliance as described in such written statement, no facts came to the attention of such counsel that caused it to believe that:

(a) the Pricing Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

(b) the Offering Memorandum, as of its date or as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case such counsel need express no opinion with respect to the financial statements or other financial data contained in or omitted from the Pricing Disclosure Package and the Offering Memorandum. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Pricing Disclosure Package or the Offering Memorandum, except to the extent set forth in paragraphs (m), (n) and (o) above.

Exhibit B-4